UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported)
December 19, 2014

Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
275 Kennedy Drive South Burlington, Vermont	(802) 658-3400	05403
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 19, 2014, Merchants Bancshares, Inc. (“Merchants”) issued a press release announcing (1) the appointment of Marie Thresher as the Chief Operating Officer and Executive Vice President of Merchants’ main operating subsidiary, Merchants Bank, effective January 1, 2015; (2) the appointment of Bruce Bernier as the Senior Lender and Senior Vice President of Merchants Bank, effective January 1, 2015; (3) the promotion of Laura Abbott, Senior Credit Officer and Vice President of Merchants Bank, to Senior Vice President, effective January 1, 2015; and (4) Zoe P. Erdman’s departure from Merchants Bank and her position as Senior Operations Officer and Senior Vice President of Merchants Bank, effective December 19, 2014. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits.

99.1 Press Release dated December 19, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Michael R. Tuttle

Title:	President and Chief Executive Officer

Date: December 22, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 19, 2014